UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number        811-21504
 Advent/Claymore Enhanced Growth & Income Fund
 (Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)
Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
 (Name and address of agent for service)
Registrant's telephone number, including area code:     (212) 482-1600
Date of fiscal year end:  October 31
Date of reporting period: November 1, 2015 - October 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/LCM
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE ADVENT/CLAYMORE
ENHANCED GROWTH & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/lcm, you will find:
•  Daily, weekly and monthly data on share prices, net asset values, dividends and more
•  Portfolio overviews and performance analyses
•  Announcements, press releases and special notices
•  Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2016

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2016.
Advent Capital Management, LLC (“Advent” or the “Investment Manager”), serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield, and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of October 31, 2016, Advent managed approximately $8.5 billion in assets.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and may invest up to 60% of its managed assets in non-convertible high-yield securities. Additionally, the Fund engages in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums.
Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities, and high-yield securities, and the degree to which the Fund engages in a covered call strategy, will vary from time to time based on security valuations, interest rates, equity market volatility, and other economic and market factors.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2016, the Fund generated a total return based on market price of 1.95% and a return of -0.37% based on NAV. As of October 31, 2016, the Fund’s market price of $8.16 represented a discount of 10.92% to NAV of $9.16.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

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DEAR SHAREHOLDER (Unaudited) continued	October 31, 2016

For the period, the Fund paid quarterly distributions of $0.210 per share. The most recent quarterly distribution represents an annualized distribution rate of 10.29% based on the Fund’s market price on October 31, 2016. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(m) on page 45 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 65 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/lcm.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund
November 30, 2016

4 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2016

The portfolio managers of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the equity, convertible securities, and high-yield markets and Fund performance for the 12-month period ended October 31, 2016.
Please describe the Fund’s objective and management strategies.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in equity securities and convertible securities of U.S. and non-U.S. issuers and may invest up to 60% of its managed assets in non-convertible high yield securities.
Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. The Fund’s investments in convertibles and common stock provide capital appreciation potential, while the allocation to high-yield securities is primarily a source of income.
The Fund also uses a strategy of writing (selling) covered call options, but the percentage of positions to be written against can vary. As the percentage increases, the risks associated with covered call option writing also increase, and the Fund may also limit its ability to benefit from capital appreciation in holdings on which options have been written. In addition, the Fund may invest in other derivatives, such as foreign exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Describe the potential tender offer initiated by the Fund during the period.
In July 2016, the Fund’s Board of Trustees approved an in-kind tender offer (the “Tender Offer”) for up to 32.5% of the Fund’s outstanding common shares of beneficial interest (the “Shares”) at a price per share equal to 98% of the Fund’s NAV per share as of the business day immediately following the expiration date of the Tender Offer. The Fund will repurchase Shares tendered and accepted in the Tender Offer in exchange for a pro rata portion of the Fund’s portfolio securities, subject to certain adjustments.
The Tender Offer is subject to the Fund’s receipt of an exemptive order from the Securities and Exchange Commission (the “SEC”) to permit affiliated persons of the Fund to participate in the Tender Offer. There can be no assurance that the exemptive order will be received, or if received, will be received in a timely manner.
The commencement of the potential Tender Offer is pursuant to an Agreement between the Fund and Western Investment LLC and certain associated parties (“Western”), and a separate Standstill Agreement between Advent Capital Management, LLC, as investment manager of the Fund, and Bulldog Investors, LLC and certain associated parties (“Bulldog”). Pursuant to the Agreement between the Fund and Western, Western has agreed to tender all Shares of the Fund owned by it in the Tender Offer and to be bound by certain “standstill” covenants through July 22, 2021 with respect to the Fund and Advent Claymore Convertible Securities and Income Fund (NYSE: AVK) and Advent Claymore Convertible Securities and Income Fund II (NYSE: AGC) (the “Other Advent Closed-End Funds”). In addition, Western agreed, among other things, to withdraw its shareholder proposal and trustee nominations for the 2016 annual meeting of shareholders of the Fund and the Other Advent Closed-End Funds. The Fund has been advised that Western will file a copy of the Agreement with the Securities and Exchange Commission as an exhibit to its Schedule 13D. Pursuant to the Standstill Agreement between the Fund and Bulldog, Bulldog has agreed to tender all Shares of the Fund owned by it in the Tender Offer and to be bound by certain “standstill” covenants through July 22, 2021 with respect to the Fund and the Other Advent Closed-End Funds.
Information about the Tender Offer, including its commencement, will be announced via future communications to shareholders. Shareholders will be notified in accordance with the requirements of

6 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

the Securities and Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both. Shareholders of the Fund should read the Offer to Purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the Tender Offer. Those and other filed documents will be available to investors for free both at the website of the SEC and from the Fund.
Please describe the economic and market environment over the last 12 months.
Global equity and bond markets navigated various events of uncertainty and stress during the fiscal year ended October 31, 2016. The U.S. economy continued an intermediate-term trend of moderate economic growth and solid job creation, leading to moderate gains for most asset classes for the twelve months and double-digit gains for the high-yield corporate bond index. U.S. Gross Domestic Product (“GDP”) growth annualized for the recent year ranged from 0.8% to 2.9% for each three month period, with unemployment dropping from 5.0% to 4.9% and payroll gains averaging roughly 200,000 per month. Concern over slowing growth led the U.S. Federal Reserve (the “Fed”) to delay further rate hikes after an initial rise from the zero bound in December, 2015. The result was a healthy environment for bonds, as the ten-year U.S. Treasury bond yield fell from 2.14% to 1.83% during the year. The high-yield corporate market made strong gains as rebounding commodity prices supported stabilization of credit metrics, and the financing environment remained accommodative.
In Europe, economic growth remained subdued with global fears restricting forecasts early in the fiscal year and leading the European Central Bank (“ECB”) to expand its monthly bond purchases by one-third in March and expanding the scope of asset types. Of course, the major geopolitical event was the United Kingdom popular vote to exit the European Union with details left to be negotiated. Equity-related markets had a sharp corrective initial reaction before making the losses back over the summer and fall. On bonds, the buying support from the ECB helped keep yields low, although the room for price improvement was limited in the first place compared to the sell-off prices in the U.S. corporate bond market.
In Asia, the Japanese market struggled as the economy failed to accelerate despite strong monetary buying from the Bank of Japan, and the yen soared after forecast Fed rate hikes were deferred. In China, the government weakened the renminbi and instituted more fiscal spending, which helped stabilize economic growth and support Sino-facing markets. Adding this all up, the Bank of America Merrill Lynch Global 300 Convertible Index returned 4.7% for the fiscal year in local currency. Currency fluctuations were neutralized by the Fund’s policy of hedging foreign currency positions back to the U.S. dollar. This had a slight positive impact as the trade-weight U.S. Dollar Index rose during the year from 96.9 to 98.4.
Dispersion by sector was notable in the global convertible universe. A subgroup of the Merrill Lynch Global 300 Convertible Index with double-digit returns in the year was technology, where a rebounding semiconductor cycle helped offset a weak 2015. Weaker subgroups included health care, materials, and energy, with reasons ranging from a weak commodity environment early in the fiscal year to more regulation fears and slowing growth in health care.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

Another comparison index, the CBOE S&P 500 2% OTM BuyWrite Index (“BXY”), which measures a hypothetical investment in the S&P 500 but with index covered call overlay with a strike 2% out-of-the-money written and renewed once a month, returned 3.4% for the year ended October 31, 2016, which is an expected outcome given the S&P 500 return of 4.5%.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2016, the Fund generated a total return based on market price of 1.95% and a return of -0.37% based on NAV. As of October 31, 2016, the Fund’s market price of $8.16 represented a discount of 10.92% to NAV of $9.16. As of October 31, 2015, the Fund’s market price of $8.85 represented a discount of 12.03% to NAV of $10.06.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s leverage outstanding as of October 31, 2016 consisted of $50 million in borrowings with a related average interest rate of 1.61%, and was approximately 29% of the Fund’s total managed assets.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was below the cost of leverage for the 12 months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal period. That said, Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
It should be noted that the cost of borrowing has increased slightly as the Fed began raising short-term interest rates late in calendar 2015 with some expectation more raises are in store in the future. The Fund’s interest rates on borrowing float with the London Interbank Offered Rate (LIBOR). Current borrowing rates remain low by historical standards, and the Fund is readily able to invest in securities that yield above current borrowing costs.
What was the impact of the Fund’s covered call strategy?
From time to time, the Fund seeks to augment income by opportunistically writing covered call options on equities or the equity portion of convertible holdings. During the year, call option activity declined

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

compared to the previous year. Volatility pricing in the market place was elevated during the first part of the fiscal year as global economic uncertainty and the impact of the Federal Reserve’s first rate hike extended into early calendar 2016. However, volatility declined after February and stayed low in the absence of other market events of stress. The CBOE SPX Volatility Index, commonly cited as the “VIX”, its ticker, was unchanged on an average basis at 16.4 for fiscal 2016, compared to 16.3 in the previous year.
The Fund’s positioning during the year emphasizing credit over equity risk reduced the exposure of the Fund to equities and in-the-money convertibles and preferred stocks, which also reduced the opportunities to search for covered call income. Exiting the fiscal year, the Fund anticipated a possible relief rally after the outcome of the U.S. elections and increased exposure to equity-oriented securities but had not seen sufficiently high call option premiums to make substantial call option writes.
Please discuss the Fund’s distributions.
During the period, the Fund paid quarterly distributions of $0.210 per share. The most recent quarterly distribution represents an annualized distribution rate of 10.29% based on the Fund’s market price on October 31, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
The Fund currently anticipates that some of the 2016 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2016 will be reported to shareholders in January 2017 on Form 1099-DIV. While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes. A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(m) on page 45 for more information on distributions for the period.
How were the Fund’s total investments allocated among asset classes during the 12 months ended October 31, 2016, and what did this mean for performance?
On October 31, 2016, the Fund’s total investments were invested approximately 63.3% in convertible bonds, convertible preferred securities, and mandatory convertibles; 27.2% in corporate bonds; 4.5% in equities; 0.3% in senior floating rate interests; and 4.7% in cash and cash equivalents.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

On October 31, 2015, the Fund’s total investments were invested approximately 66.6% in convertible bonds, convertible preferred securities, and mandatory convertibles; 19.0% in corporate bonds; 14.0% in equities; and 0.4% in senior floating rate interests.
Convertibles and equities fell during 2016 in favor of a higher allocation toward corporate bonds. The sell-off in high-yield corporate bonds in 2015 and early fiscal 2016 made straight issuances more attractive on a relative basis, with spreads to Treasuries above long-term averages. As the equity markets recovered during 2016, the manager felt valuations in equities, the lack of earnings growth in the U.S. market, and middling economic growth in foreign economies made bond asset classes a safer risk/reward.
International investments were 35% of assets, essentially unchanged from a year ago when it was 34% of assets. The Fund has taken a balanced approach to the geographic allocation with numerous monetary easing programs in economies abroad in place to assist economic expansion with mixed results and a more vibrant economy in the United States with continued low interest rates making for strong incentives to invest and more potential upside in domestic securities markets.
What were some impactful winners and losers affecting Fund performance during the year?
Convertibles of utility company CenterPoint Energy, Inc. (0.8% of long-term investments at period end), which convert into CenterPoint’s holdings of Time Warner, Charter Communications, and Time Inc., performed well on the AT&T takeover event of Time Warner, Charter stock’s appreciation in a consolidating cable sector, and the convertible’s high coupon, which was attractive in a falling-interest rate environment.
Semiconductor issuers performed well, as the sector enjoyed a cyclical upturn and rebounding GDP growth in China. Among many chip-related holdings, Microchip Technology, Inc. (1.0% of long-term investments at period end) and its long-dated convertibles appreciated after the company performed very well on integrating two large acquisitions and benefitted from robust demand in the automotive and industrial sectors.
Convertible preferred stock in major bank Wells Fargo & Co. (0.5% of long-term investments at period end) performed well as interest rates fell which made this security with its high duration and large coupon more attractive in the marketplace.
High-yield bonds issued by data storage maker Western Digital Corp. (1.0% of long-term investments at period end) to finance its acquisition of FLASH memory producer Sandisk performed well, as they were issued during slower demand periods for both companies, and after the Fund made its purchases the outlooks for both disk drives in the personal computer (PC) market and FLASH memory improved, helping Western Digital’s credit profile.
On the detracting side, the health care sector suffered as 2016 progressed, as greater scrutiny of drug pricing became an issue with greater media coverage of potential abuses by drug providers. With the potential for greater regulation and maturity of some product lines, a number of drug companies

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

struggled during the year. Mandatory convertibles in generic drug maker Teva Pharmaceutical Industries Ltd. (1.2% of long-term investments at period end) fell as the company experienced slowing growth, and the acquisition of Allergan’s generic franchises raised financial leverage. Mandatory convertibles in Allergan plc (1.3% of long-term investments at period end) also struggled as the company’s growth slowed and some of Allergan’s existing drugs ran into more generic competition.
Convertibles of Italian money manager Azimut Holding SpA (0.8% of long-term investments at period end) declined on the company’s exposure in its home country, which has been suffering from weakened growth, as well as uncertainty continent-wide after the British vote to exit the European Union.
Do you have any other comments about the markets and the Fund?
Although corporate profits will not show any growth in 2016, the effect of falling energy prices that arrested growth is tailing off as time passes and as oil and natural gas prices rebound. This raises the prospects for growth in 2017 with the possibility that the energy sector does not represent a drag on profits, and other sectors benefit from nominal GDP growth, strong cash production as a source of stock buyback, and the lack of drag from the strong dollar that was such an issue during 2015.
Economic growth in Germany showed some signs of life in the summer and fall of 2016, although a number of expected popular votes in Europe in late 2016 and early 2017 may continue a string of potential volatility events for investors to navigate. Expansion or extension of the European Central Bank’s may provide a catalyst for valuation of financial instruments. In Japan, the Bank of Japan’s new policy of yield-targeting for government bonds has helped to reweaken the yen which could help corporate profits. The increasing U.S. dollar, while an impediment to U.S. exporters, could be an earnings enhancer for foreign-domiciled companies.
Thus far in the fiscal 2017 year, investing sentiment has shifted to anticipation of stronger economic growth and infrastructure spend, given the surprise change in executive administration in Washington. Investors have moved funds into equities, particularly sectors that struggled during fiscal 2016, such as health care, where unease about regulation pay have lifted. Investors have also shifted funds away from bond instruments in anticipation of higher inflation and knowing that bonds provided strong returns in fiscal 2016. The possibility of higher volatility in the equity markets is also present given policy uncertainties after the volatility indicator VIX spent most of the year falling as investors became more sanguine about the U.S. economy. Higher volatility as well as higher equity prices are positive effects for the valuation of convertible bonds that comprise the majority of assets for this Fund, and thus far in fiscal 2017, the historical practice of convertible bonds providing a safe haven from rising interest rates among bond investments has remained true.
Index Definitions
It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.
The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500. S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
U.S. Dollar Index (DXY) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.
VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.
LCM Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.
Please see guggenheiminvestments.com/lcm for a detailed discussion of the Fund’s risks and considerations.

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FUND SUMMARY (Unaudited)	October 31, 2016

Fund Statistics
Share Price	$8.16
Net Asset Value	$9.16
Discount to NAV	-10.92%
Net Assets ($000)	$124,669

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2016

					Since
	One	Three	Five	Ten	Inception
	Year	Year	Year	Year	(1/31/05)

Advent/Claymore Enhanced
Growth & Income Fund
NAV	-0.37%	0.44%	5.20%	1.14%	2.20%
Market	1.95%	2.27%	5.71%	1.35%	1.77%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	76.7%
Corporate Bonds	37.6%
Convertible Preferred Stocks	10.8%
Short Term Investments	6.5%
Common Stocks	6.2%
Senior Floating Rate Interests	0.3%
Total Investments	138.1%
Other Assets & Liabilities, net	-38.1%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily.
For more current information, please visit guggenheiminvestments.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

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FUND SUMMARY (Unaudited) continued	October 31, 2016

All or a portion of the above distributions may be characterized as a return of capital. As of October 31, 2016, 71% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2016 will be reported to shareholders in January 2017.

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FUND SUMMARY (Unaudited) continued	October 31, 2016

Country Breakdown	% of Long-Term Investments
United States	64.9%
Canada	4.2%
Japan	3.6%
Netherlands	3.2%
Cayman Islands	2.7%
Bermuda	2.7%
France	2.2%
Germany	2.1%
Ireland	1.9%
Austria	1.8%
Jersey	1.3%
Israel	1.2%
Italy	1.1%
Spain	1.1%
Switzerland	0.9%
United Kingdom	0.7%
Hungary	0.6%
China	0.5%
Luxemburg	0.5%
Marshall Island	0.5%
United Arab Emirates	0.5%
Belgium	0.5%
Taiwan	0.4%
India	0.3%
Mexico	0.3%
Liberia	0.2%
Australia	0.1%
Subject to change daily.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS	October 31, 2016

	Shares	Value
COMMON STOCKS† – 6.2%
Consumer, Non-cyclical – 2.3%
Cigna Corp.[1,2]	7,848	$932,578
Biogen, Inc.[1]	2,700	756,486
Gilead Sciences, Inc.[1,2]	8,800	647,944
Bristol-Myers Squibb Co.[1]	9,900	504,009
Total Consumer, Non-cyclical		2,841,017

Consumer, Cyclical – 1.6%
General Motors Co.[1,2]	32,400	1,023,840
L Brands, Inc.[1,2]	13,000	938,470
Total Consumer, Cyclical		1,962,310

Financial – 0.7%
Wells Fargo & Co.[1]	18,700	860,387

Communications – 0.4%
Time Warner, Inc.	6,300	560,637

Basic Materials – 0.4%
LyondellBasell Industries N.V. — Class A1	6,800	540,940

Industrial – 0.4%
Koninklijke Philips N.V.	17,107	514,949

Technology – 0.4%
KLA-Tencor Corp.	6,300	473,193
Total Common Stocks
(Cost $8,337,740)		7,753,433

CONVERTIBLE PREFERRED STOCKS† – 10.8%
Consumer, Non-cyclical – 4.4%
Allergan plc
5.50% due 03/01/18[1,2]	2,695	2,072,454
Teva Pharmaceutical Industries Ltd.
7.00% due 12/15/18	2,566	1,945,028
Anthem, Inc.
5.25% due 05/01/18[1]	34,020	1,437,345
Total Consumer, Non-cyclical		5,454,827

Financial – 2.5%
Wells Fargo & Co.
7.50%[1,2,3]	1,949	2,543,933
AMG Capital Trust II
5.15% due 10/15/37[1]	10,107	523,037
Total Financial		3,066,970

See notes to financial statements.

16 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 10.8% (continued)
Communications – 1.4%
Frontier Communications Corp.
11.13% due 06/29/18[1,2]	21,173	$1,768,157

Industrial – 1.2%
Belden, Inc.
6.75% due 07/15/19	8,365	808,728
Arconic, Inc.
5.38% due 10/01/17[1]	20,725	640,403
Total Industrial		1,449,131

Utilities – 0.7%
Great Plains Energy, Inc.
7.00% due 09/15/19	16,323	864,956

Energy – 0.6%
Hess Corp.
8.00% due 02/01/19[1]	13,550	806,225
Total Convertible Preferred Stocks
(Cost $15,173,587)		13,410,266

	Shares/
	Face Amount~	Value

SHORT TERM INVESTMENTS† – 6.5%
Morgan Stanley Institutional Liquidity Government Portfolio
0.30%[4]	8,133,297	$8,133,297
Total Short Term Investments
(Cost $8,133,297)		8,133,297

CONVERTIBLE BONDS†† – 76.7%
Technology – 15.2%
Microchip Technology, Inc.
1.63% due 02/15/25	1,257,000	$1,566,537
Lam Research Corp.
1.25% due 05/15/18[1,2]	929,000	1,511,367
Intel Corp.
2.95% due 12/15/35[1,2]	1,024,000	1,334,399
NVIDIA Corp.
1.00% due 12/01/18[1,2]	355,000	1,251,597
NXP Semiconductors N.V.
1.00% due 12/01/19[1,2]	868,000	1,000,370
ServiceNow, Inc.
0.00% due 11/01/18[5]	763,000	999,052
Integrated Device Technology, Inc.
0.88% due 11/15/22[6]	1,020,000	992,588

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.7% (continued)
Technology – 15.2% (continued)
Micron Technology, Inc.
3.00% due 11/15/43[1,2]	1,017,000	$901,952
Cornerstone OnDemand, Inc.
1.50% due 07/01/18[1,2]	859,000	898,192
Electronics For Imaging, Inc.
0.75% due 09/01/19	745,000	789,700
BroadSoft, Inc.
1.00% due 09/01/22	620,000	773,450
Advanced Micro Devices, Inc.
2.13% due 09/01/26	681,000	769,104
Synchronoss Technologies, Inc.
0.75% due 08/15/19[1,2]	720,000	745,650
Cypress Semiconductor Corp.
4.50% due 01/15/22[6]	697,000	734,899
Red Hat, Inc.
0.25% due 10/01/19[1,2]	566,000	703,609
ON Semiconductor Corp.
1.00% due 12/01/20[1]	700,000	702,188
Kingsoft Corp. Ltd.
1.25% due 04/11/19	5,000,000 HKD	639,922
United Microelectronics Corp.
0.00% due 05/18/20[5]	600,000	573,750
Salesforce.com, Inc.
0.25% due 04/01/18	453,000	558,606
Verint Systems, Inc.
1.50% due 06/01/21[1,2]	561,000	531,548
Citrix Systems, Inc.
0.50% due 04/15/19[1,2]	471,000	530,758
Brocade Communications Systems, Inc.
1.38% due 01/01/20[1,2]	500,000	498,125
Total Technology		19,007,363

Financial – 14.7%
Element Financial Corp.
4.25% due 06/30/20[6]	2,473,000 CAD	1,947,955
Azimut Holding SpA
2.13% due 11/25/20	1,100,000 EUR	1,243,803
Starwood Property Trust, Inc.
4.00% due 01/15/19[1,2]	591,000	663,766
4.55% due 03/01/18[1]	500,000	547,813
Colony Capital, Inc.
3.88% due 01/15/21[1,2]	1,066,000	1,046,678
Aurelius SE
1.00% due 12/01/20	800,000 EUR	1,046,214

See notes to financial statements.

18 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.7% (continued)
Financial – 14.7% (continued)
BUWOG A.G.
0.00% due 09/09/21[5]	900,000 EUR	$1,021,111
Air Lease Corp.
3.88% due 12/01/18[1,2]	746,000	942,758
AYC Finance Ltd.
0.50% due 05/02/19	870,000	926,549
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19	700,000 EUR	894,719
Haitong International Securities Group, Ltd.
0.00% due 10/25/21[5]	6,000,000 HKD	803,691
Swiss Life Holding A.G.
0.00% due 12/02/20[5]	645,000 CHF	789,699
MGIC Investment Corp.
2.00% due 04/01/20	602,000	772,065
British Land White 2015 Ltd.
0.00% due 06/09/20[5]	600,000 GBP	679,797
Hansteen Jersey Securities Ltd.
4.00% due 07/15/18	500,000 EUR	661,283
Extra Space Storage, LP
3.13% due 10/01/35[6]	577,000	615,587
Beni Stabili SpA
2.63% due 04/17/19	500,000 EUR	594,689
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	288,000	576,360
IMMOFINANZ A.G.
4.25% due 03/08/18	119,000 EUR	570,710
Deutsche Wohnen A.G.
0.88% due 09/08/21	300,000 EUR	488,439
Unite Jersey Issuer Ltd.
2.50% due 10/10/18	300,000 GBP	436,044
Nexity S.A.
0.13% due 01/01/23	358,408 EUR	404,991
British Land Co. plc
1.50% due 09/10/17	300,000 GBP	374,877
LEG Immobilien A.G.
0.50% due 07/01/21	200,000 EUR	325,276
Total Financial		18,374,874

Consumer, Non-cyclical – 13.5%
Wright Medical Group, Inc.
2.00% due 02/15/20	1,423,000	1,463,021
Element Fleet Management Corp.
5.13% due 06/30/19[6]	1,725,000 CAD	1,431,869
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1,2]	1,497,000	1,229,412

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.7% (continued)
Consumer, Non-cyclical – 13.5% (continued)
Molina Healthcare, Inc.
1.63% due 08/15/44[1,2]	1,041,000	$1,210,163
Hologic, Inc.
2.00% due 03/01/42[7,8]	530,000	677,738
0.00% due 12/15/43[1,2,5,7,9]	400,000	483,750
Euronet Worldwide, Inc.
1.50% due 10/01/44[1,2]	914,000	1,133,931
HealthSouth Corp.
2.00% due 12/01/43[1,2]	871,000	1,016,893
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1,2]	852,000	996,839
BioMarin Pharmaceutical, Inc.
0.75% due 10/15/18	417,000	468,604
NuVasive, Inc.
2.25% due 03/15/21[6]	715,000	850,850
DP World Ltd.
1.75% due 06/19/24[1]	800,000	795,000
Ablynx N.V.
3.25% due 05/27/20	700,000 EUR	781,152
Invacare Corp.
5.00% due 02/15/21[6]	750,000	672,188
Qiagen N.V.
0.88% due 03/19/21	600,000	666,090
Horizon Pharma Investment Ltd.
2.50% due 03/15/22	593,000	563,350
Herbalife Ltd.
2.00% due 08/15/19[1]	514,000	500,510
Terumo Corp.
0.00% due 12/06/21[5]	40,000,000 JPY	464,767
Jazz Investments I Ltd.
1.88% due 08/15/21[1,2]	400,000	398,500
J Sainsbury plc
1.25% due 11/21/19	300,000 GBP	378,833
Macquarie Infrastructure Company LLC
2.88% due 07/15/19[1,2]	275,000	317,281
Clovis Oncology, Inc.
2.50% due 09/15/21	309,000	264,002
Total Consumer, Non-cyclical		16,764,743

Communications – 11.5%
LinkedIn Corp.
0.50% due 11/01/19[1,2]	1,750,000	1,728,125
DISH Network Corp.
3.38% due 08/15/26[6]	1,375,000	1,582,109
Priceline Group, Inc.
0.35% due 06/15/20[1,2]	1,172,000	1,507,485

See notes to financial statements.

20 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.7% (continued)
Communications – 11.5% (continued)
Twitter, Inc.
0.25% due 09/15/19	850,000	$799,000
1.00% due 09/15/21[1,2]	726,000	672,004
FireEye, Inc.
1.00% due 06/01/35[1,2]	1,400,000	1,281,876
Ctrip.com International Ltd.
1.00% due 07/01/20	683,000	727,395
1.25% due 10/15/18[1]	219,000	271,834
1.25% due 09/15/22[6]	185,000	182,688
Telefonica S.A.
6.00% due 07/24/17	1,000,000 EUR	1,004,010
WebMD Health Corp.
2.63% due 06/15/23[6]	938,000	909,860
Liberty Media Corp.
1.38% due 10/15/23[1,2]	827,000	850,259
Proofpoint, Inc.
0.75% due 06/15/20[1,2]	680,000	818,549
American Movil B.V.
5.50% due 09/17/18[1]	600,000 EUR	595,960
Ciena Corp.
4.00% due 12/15/20[1,2]	413,000	524,768
Liberty Interactive LLC
1.75% due 09/30/46[6]	497,000	501,970
Vodafone Group PLC
1.50% due 08/25/17	300,000 GBP	395,132
Total Communications		14,353,024

Consumer, Cyclical – 8.3%
Steinhoff Finance Holdings GmbH
1.25% due 08/11/22	700,000 EUR	773,095
4.00% due 01/30/21	300,000 EUR	457,773
Iida Group Holdings Co. Ltd
0.00% due 06/18/20[1,5]	100,000,000 JPY	1,018,224
Suzuki Motor Corp.
0.00% due 03/31/23[5]	90,000,000 JPY	997,335
LVMH Moet Hennessy Louis Vuitton SE
0.00% due 02/16/21[5]	3,750	987,656
Sonae Investments B.V.
1.63% due 06/11/19	900,000 EUR	936,018
Standard Pacific Corp.
1.25% due 08/01/32[1,2]	867,000	903,848
International Consolidated Airlines Group S.A.
0.25% due 11/17/20	800,000 EUR	813,381
CalAtlantic Group, Inc.
0.25% due 06/01/19[1]	700,000	650,125

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.7% (continued)
Consumer, Cyclical – 8.3% (continued)
Asics Corp.
0.00% due 03/01/19[5]	50,000,000 JPY	$531,593
Toll Brothers Finance Corp.
0.50% due 09/15/32	500,000	493,125
HIS Co. Ltd.
0.00% due 08/30/19[5]	50,000,000 JPY	490,079
NHK Spring Co. Ltd.
0.00% due 09/20/19[5]	450,000	474,188
Valeo S.A.
0.00% due 06/16/21[5]	400,000	439,000
Shenzhou International Group Holdings Ltd.
0.50% due 06/18/19	2,000,000 HKD	361,709
Total Consumer, Cyclical		10,327,149

Industrial – 7.2%
Dycom Industries, Inc.
0.75% due 09/15/21[1,2]	1,120,000	1,205,400
Deutsche Post A.G.
0.60% due 12/06/19[1]	600,000 EUR	918,144
China Railway Construction Corporation Ltd.
0.00% due 01/29/21[5]	750,000	868,125
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19	750,000	867,364
Safran S.A.
0.00% due 12/31/20[5]	711,500 EUR	729,718
Implenia A.G.
0.50% due 06/30/22	585,000 CHF	626,883
OSG Corp.
0.00% due 04/04/22[5]	40,000,000 JPY	539,563
Tutor Perini Corp.
2.88% due 06/15/21[6]	513,000	513,000
Shimizu Corp.
0.00% due 10/16/20[5]	50,000,000 JPY	503,759
Larsen & Toubro Ltd.
0.68% due 10/22/19	500,000	495,750
Vishay Intertechnology, Inc.
2.25% due 05/15/41	514,000	447,823
Cemex SAB de CV
3.72% due 03/15/20	369,000	406,131
MTU Aero Engines A.G.
0.13% due 05/17/23	300,000 EUR	358,326
BW Group Ltd.
1.75% due 09/10/19	400,000	351,200

See notes to financial statements.

22 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 76.7% (continued)
Industrial – 7.2% (continued)
Ebara Corp.
0.00% due 03/19/18[5]	14,000,000 JPY	$177,689
Total Industrial		9,008,875

Energy – 3.6%
Weatherford International Ltd.
5.88% due 07/01/21[1,2]	1,942,000	2,064,589
Chesapeake Energy Corp.
5.50% due 09/15/26[6]	750,000	707,812
Oasis Petroleum, Inc.
2.63% due 09/15/23	420,000	469,088
PDC Energy, Inc.
1.13% due 09/15/21	436,000	445,265
Technip S.A.
0.88% due 01/25/21	300,000 EUR	428,834
RAG-Stiftung
0.00% due 02/18/21[5]	300,000 EUR	360,858
Total Energy		4,476,446

Utilities – 2.0%
CenterPoint Energy, Inc.
4.18% due 09/15/29[1,7]	20,354	1,242,866
NRG Yield, Inc.
3.25% due 06/01/20[6]	700,000	676,375
ENN Energy Holdings Ltd.
0.00% due 02/26/18[5]	500,000	517,500
Total Utilities		2,436,741

Basic Materials – 0.7%
Toray Industries, Inc.
0.00% due 08/30/19[5]	60,000,000 JPY	685,731
OCI N.V.
3.88% due 09/25/18	200,000 EUR	200,714
Total Basic Materials		886,445
Total Convertible Bonds
(Cost $94,229,166)		95,635,660

CORPORATE BONDS†† – 37.6%
Consumer, Non-cyclical – 9.4%
Tenet Healthcare Corp.
6.00% due 10/01/20[1,2]	1,900,000	2,006,171
8.13% due 04/01/22	196,000	192,570
4.50% due 04/01/21[1]	153,000	153,765
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[1,6]	1,971,000	1,562,017

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 37.6% (continued)
Consumer, Non-cyclical – 9.4% (continued)
United Rentals North America, Inc.
6.13% due 06/15/23[1]	700,000	$734,999
5.50% due 07/15/25[1,2]	350,000	355,688
Endo Limited / Endo Finance LLC / Endo Finco, Inc.
6.50% due 02/01/25[1,6]	1,200,000	1,017,000
CHS/Community Health Systems, Inc.
5.13% due 08/01/21[1]	400,000	374,000
6.88% due 02/01/22[1,2]	451,000	346,143
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	580,000	606,460
HealthSouth Corp.
5.75% due 09/15/25[1,2]	525,000	546,000
Sotheby's
5.25% due 10/01/22[1,6]	500,000	495,000
HCA, Inc.
5.00% due 03/15/24[1]	450,000	469,799
Quorum Health Corp.
11.63% due 04/15/23[6]	502,000	366,460
Horizon Pharma, Inc.
6.63% due 05/01/23[1,2]	375,000	355,781
Concordia International Corp.
9.50% due 10/21/22[6]	350,000	217,000
7.00% due 04/15/23[6]	146,000	84,680
Revlon Consumer Products Corp.
5.75% due 02/15/21[1]	195,000	197,925
6.25% due 08/01/24[6]	98,000	101,185
Land O'Lakes Capital Trust I
7.45% due 03/15/28[1,6]	250,000	287,500
Cenveo Corp.
8.50% due 09/15/22[6]	400,000	282,000
Cott Corp.
5.50% due 07/01/24[6]	218,000 EUR	253,161
Ahern Rentals, Inc.
7.38% due 05/15/23[1,6]	358,000	236,280
Greatbatch Ltd.
9.13% due 11/01/23[6]	196,000	188,650
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	152,000	165,300
IASIS Healthcare LLC / IASIS Capital Corp.
8.38% due 05/15/19	69,000	66,068
Land O' Lakes, Inc.
6.00% due 11/15/22[6]	26,000	28,795
Total Consumer, Non-cyclical		11,690,397

See notes to financial statements.

24 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 37.6% (continued)
Energy – 6.6%
PBF Holding Company LLC / PBF Finance Corp.
8.25% due 02/15/20[1,2]	925,000	$948,125
7.00% due 11/15/23[1,6]	392,000	364,560
Rowan Companies, Inc.
7.88% due 08/01/19[1,2]	1,000,000	1,087,600
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	475,000	472,625
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	400,000	402,999
Sabine Pass Liquefaction LLC
6.25% due 03/15/22[1]	350,000	385,000
Kinder Morgan Energy Partners, LP
3.95% due 09/01/22[1]	350,000	366,931
Parsley Energy LLC / Parsley Finance Corp.
6.25% due 06/01/24[6]	342,000	360,809
Western Refining, Inc.
6.25% due 04/01/21[1]	340,000	344,250
Tesoro Logistics Limited Partnership / Tesoro Logistics Finance Corp.
6.38% due 05/01/24[1]	293,000	317,173
Marathon Oil Corp.
3.85% due 06/01/25[1,2]	325,000	314,379
Sunoco Limited Partnership / Sunoco Finance Corp.
6.38% due 04/01/23[1]	300,000	308,250
SM Energy Co.
6.75% due 09/15/26	294,000	301,901
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/23[1]	264,000	277,200
Kerr-McGee Corp.
6.95% due 07/01/24[1]	200,000	240,170
SESI LLC
6.38% due 05/01/19[1]	233,000	231,253
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.
12.00% due 11/01/21	219,000	222,285
Continental Resources, Inc.
5.00% due 09/15/22[1,2]	203,000	199,448
Oasis Petroleum, Inc.
6.88% due 03/15/22	196,000	195,020
Tullow Oil plc
6.25% due 04/15/22[6]	200,000	184,500
Whiting Petroleum Corp.
5.75% due 03/15/21	196,000	182,770
Weatherford International Ltd.
4.50% due 04/15/22	196,000	177,380

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 37.6% (continued)
Energy – 6.6% (continued)
Diamondback Energy, Inc.
4.75% due 11/01/24[6]	176,000	$176,220
Murphy Oil Corp.
4.70% due 12/01/22	127,000	120,645
6.88% due 08/15/24	24,000	25,349
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
5.13% due 02/01/25[6]	25,000	25,000
Total Energy		8,231,842

Communications – 5.3%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22[1]	550,000	574,062
5.88% due 04/01/24[1,6]	196,000	207,760
DISH DBS Corp.
6.75% due 06/01/21[1,2]	500,000	538,440
5.88% due 11/15/24	196,000	198,083
Frontier Communications Corp.
11.00% due 09/15/25[1]	694,000	713,189
SFR Group S.A.
6.25% due 05/15/24[1,6]	546,000	547,703
Sprint Communications, Inc.
7.00% due 03/01/20[1,6]	500,000	545,000
CenturyLink, Inc.
6.75% due 12/01/23[1]	499,000	514,594
West Corp.
5.38% due 07/15/22[1,6]	450,000	434,813
EarthLink Holdings Corp.
7.38% due 06/01/20[1]	393,000	414,615
CBS Radio, Inc.
7.25% due 11/01/24[6]	343,000	357,149
GCI, Inc.
6.88% due 04/15/25	313,000	319,260
Sinclair Television Group, Inc.
5.63% due 08/01/24[6]	294,000	298,410
Tribune Media Co.
5.88% due 07/15/22	294,000	295,470
Radio One, Inc.
7.38% due 04/15/22[1,6]	220,000	222,200
Telesat Canada / Telesat LLC
6.00% due 05/15/17[1,6]	200,000	200,750
Windstream Services LLC
7.50% due 06/01/22	196,000	186,200
Total Communications		6,567,698

See notes to financial statements.

26 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 37.6% (continued)
Industrial – 3.9%
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,6]	814,000	$618,640
MasTec, Inc.
4.88% due 03/15/23[1]	523,000	511,886
TransDigm, Inc.
6.50% due 07/15/24	425,000	449,437
Energizer Holdings, Inc.
5.50% due 06/15/25[1,2,6]	420,000	426,300
Cleaver-Brooks, Inc.
8.75% due 12/15/19[1,6]	375,000	393,750
Eletson Holdings, Inc.
9.63% due 01/15/22[1,6]	530,000	392,200
KLX, Inc.
5.88% due 12/01/22[1,2,6]	348,000	355,900
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,6]	300,000	306,000
Boise Cascade Co.
5.63% due 09/01/24[6]	294,000	298,778
Builders FirstSource, Inc.
5.63% due 09/01/24[6]	238,000	241,273
Masco Corp.
4.45% due 04/01/25[1]	203,000	212,896
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[1,6]	400,000	210,000
Xerium Technologies, Inc.
9.50% due 08/15/21[6]	196,000	199,430
Bombardier, Inc.
6.13% due 01/15/23[6]	166,000	144,921
Manitowoc Foodservice, Inc.
9.50% due 02/15/24	49,000	56,534
Louisiana-Pacific Corp.
4.88% due 09/15/24[6]	49,000	48,265
Total Industrial		4,866,210

Financial – 3.5%
Synovus Financial Corp.
7.88% due 02/15/19[1]	669,000	741,753
5.13% due 06/15/17[1]	94,000	95,645
Alliance Data Systems Corp.
6.38% due 04/01/20[1,2,6]	750,000	766,874
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,6]	522,000	556,583
E*TRADE Financial Corp.
4.63% due 09/15/23[1,2]	466,000	483,952

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 37.6% (continued)
Financial – 3.5% (continued)
Credit Acceptance Corp.
7.38% due 03/15/23[1]	427,000	$443,012
Corrections Corporation of America
4.63% due 05/01/23[1]	405,000	357,413
Nationstar Mortgage LLC / Nationstar Capital Corp.
9.63% due 05/01/19[1]	300,000	315,375
Equinix, Inc.
5.75% due 01/01/25[1]	236,000	250,750
Radian Group, Inc.
7.00% due 03/15/21	171,000	192,322
Ally Financial, Inc.
5.13% due 09/30/24[1,2]	165,000	174,488
Total Financial		4,378,167

Basic Materials – 3.5%
NOVA Chemicals Corp.
5.25% due 08/01/23[1,6]	400,000	408,999
5.00% due 05/01/25[6]	313,000	314,956
Commercial Metals Co.
4.88% due 05/15/23[1]	371,000	369,145
Steel Dynamics, Inc.
5.50% due 10/01/24[1]	345,000	364,838
First Quantum Minerals Ltd.
7.00% due 02/15/21[6]	326,000	311,126
INEOS Group Holdings S.A.
5.88% due 02/15/19[1,2,6]	300,000	306,750
Blue Cube Spinco, Inc.
10.00% due 10/15/25[1]	250,000	301,250
A Schulman, Inc.
6.88% due 06/01/23[6]	294,000	300,615
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,6]	247,000	287,755
Resolute Forest Products, Inc.
5.88% due 05/15/23[1]	293,000	249,783
Tronox Finance LLC
7.50% due 03/15/22[6]	275,000	247,500
TPC Group, Inc.
8.75% due 12/15/20[1,6]	293,000	243,923
Compass Minerals International, Inc.
4.88% due 07/15/24[1,6]	250,000	239,063
Sappi Papier Holding GmbH
4.00% due 04/01/23[6]	165,000 EUR	188,673
St. Barbara Ltd.
8.88% due 04/15/18[1,6]	98,000	101,736

See notes to financial statements.

28 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value

CORPORATE BONDS†† – 37.6% (continued)
Basic Materials – 3.5% (continued)
Kaiser Aluminum Corp.
5.88% due 05/15/24	49,000	$51,879
Total Basic Materials		4,287,991

Consumer, Cyclical – 2.7%
GameStop Corp.
6.75% due 03/15/21[6]	694,000	716,555
Allegiant Travel Co.
5.50% due 07/15/19	400,000	417,500
FirstCash, Inc.
6.75% due 04/01/21[1]	348,000	365,400
VWR Funding, Inc.
4.63% due 04/15/22[6]	300,000 EUR	341,192
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/22[1]	300,000	288,000
Brinker International, Inc.
3.88% due 05/15/23	294,000	286,466
Scientific Games International, Inc.
10.00% due 12/01/22	299,000	278,070
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	240,000	242,945
MGM Resorts International
7.75% due 03/15/22[1]	140,000	162,400
4.63% due 09/01/26	49,000	47,408
Travelex Financing plc
8.00% due 08/01/18[6]	150,000 GBP	171,833
Wolverine World Wide, Inc.
5.00% due 09/01/26[6]	98,000	98,245
Total Consumer, Cyclical		3,416,014

Technology – 2.7%
Western Digital Corp.
10.50% due 04/01/24[1,2,6]	1,394,000	1,613,555
Qorvo, Inc.
7.00% due 12/01/25[1]	794,000	873,400
Nuance Communications, Inc.
5.38% due 08/15/20[1,6]	400,000	411,250
Seagate HDD Cayman
4.88% due 06/01/27	294,000	266,163
First Data Corp.
5.38% due 08/15/23[1,6]	240,000	249,000
Total Technology		3,413,368

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 37.6% (continued)
Utilities – 0.0%**
Dynegy, Inc.
8.00% due 01/15/25[6]	25,000	$24,188
Total Corporate Bonds
(Cost $46,346,098)		46,875,875
SENIOR FLOATING RATE INTERESTS††,10 – 0.3%
Consumer, Non-cyclical – 0.2%
Sprint Industrial Holdings LLC
11.25% due 11/14/19	350,000	208,250
Basic Materials – 0.1%
Fortescue Resources August 2006 Pty Ltd.
4.25% due 06/30/19	208,071	208,168
Total Senior Floating Rate Interests
(Cost $484,719)		416,418
Total Investments – 138.1%
(Cost $172,704,607)		$172,224,949
Other Assets & Liabilities, net – (38.1)%		(47,556,395)
Total Net Assets – 100.0%		$124,668,554

~  The face amount is denominated in U.S. Dollars, unless otherwise noted.
*   Non-income producing security.
**  Less than 0.1%
†  Value determined based on Level 1 inputs — See Note 2.
††  Value determined based on Level 2 inputs — See Note 2.
1  All or a portion of these securities have been physically segregated or earmarked in connection with borrowings. As of October 31, 2016, the total value of the positions segregated was $82,784,541.
2  A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $42,673,533 in aggregate has been rehypothecated.
3  Perpetual maturity.
4  Rate indicated is the 7-day yield as of October 31, 2016.
5  Zero coupon rate security.
6  Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $32,900,180 (cost $33,555,166), or 26.4% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
7  Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8  Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
9  Security is an accreting bond until December 15, 2017, with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.
10  Variable rate security. The rate indicated is the rate effective as of October 31, 2016.

A.G.	Stock Corporation
B.V.	Limited Liability Company
CAD	Canadian Dollar

See notes to financial statements.

30 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2016

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
GmbH	Limited Liability
HKD	Hong Kong Dollar
JPY	Japanese Yen
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
S.A.	Corporation
SAB de CV	Publicly Traded Company
SpA	Limited Share Company

See Sector Classification in Supplemental Information section.
The following table summarizes the inputs used to value the Fund's investments at October 31, 2016 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$7,753,433	$—	$—	$7,753,433
Convertible Preferred Stocks	13,410,266	—	—	13,410,266
Short Term Investments	8,133,297	—	—	8,133,297
Convertible Bonds	—	95,635,660	—	95,635,660
Corporate Bonds	—	46,875,875	—	46,875,875
Senior Floating Rate Interests	—	416,418	—	416,418
Forward Foreign Currency
Exchange Contracts*	—	1,027,241	—	1,027,241
Total	$29,296,996	$143,955,194	$—	$173,252,190
Liabilities
Forward Foreign Currency
Exchange Contracts*	$—	$51,374	$—	$51,374
Centrally Cleared Credit
Default Swap**	—	263,448	—	263,448
Total	$—	$314,822	$—	$314,822
*	These amounts are reported as unrealized gain/(loss) as of October 31, 2016.
**	Amount above represents the value of centrally cleared credit default swap as described in Note 6. The Statement of Assets and Liabilities only reflects the current day variation margin payable.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund did not hold any Level 3 securities during the year ended October 31, 2016.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal year.
For the year ended October 31, 2016, there were no transfers between levels.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2016

ASSETS:
Investments, at value (cost $172,704,607)	$172,224,949
Cash	571,880
Restricted cash	480,378
Unrealized appreciation on forward foreign currency exchange contracts	1,027,241
Receivables:
Investments sold	1,536,849
Interest	1,188,586
Dividends	42,750
Tax reclaims	21,748
Other assets	10,279
Total assets	177,104,660
LIABILITIES:
Borrowings	50,000,000
Variation margin payable on centrally cleared credit default swap	263,448
Unrealized depreciation on forward foreign currency exchange contracts	51,374
Interest due on borrowings	10,866
Payable for:
Investments purchased	1,777,357
Investment management fees	76,061
Investment advisory fees	73,078
Administration fees	4,028
Other liabilities	179,894
Total liabilities	52,436,106
Commitment and Contingencies (see Note 10)	—
NET ASSETS	$124,668,554
NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share; unlimited number of shares authorized,
13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	188,735,323
Distributions in excess of net investment income	(1,579,861)
Accumulated net realized loss on investments, written options, swap agreements
and foreign currency transactions	(62,887,289)
Net unrealized appreciation on investments, written options, swap agreements and
foreign currency translations	386,778
NET ASSETS	$124,668,554
Shares outstanding ($0.001 par value with unlimited amount authorized)	13,603,025
Net asset value, offering price and redemption price per share	$9.16

See notes to financial statements.

32 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	October 31, 2016
For the Year Ended October 31, 2016

INVESTMENT INCOME:
Interest	$5,140,998
Dividends, net of foreign taxes withheld $25,602	1,712,476
Total investment income	6,853,474
EXPENSES:
Investment management fees	894,515
Investment advisory fees	859,436
Interest expense	803,984
Professional fees	305,607
Trustees’ fees and expenses*	177,270
Fund accounting fees	53,312
Printing fees	49,906
Administration fees	48,234
Insurance	29,034
NYSE listing fees	23,790
Transfer agent fees	19,949
Custodian fees	12,473
Other expenses	2,571
Total expenses	3,280,081
Net investment income	3,573,393
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,988,759)
Foreign currency transactions	(398,116)
Written options	106,746
Swap agreements	(80,857)
Net realized loss	(5,360,986)
Net change in unrealized appreciation (depreciation) on:
Investments	834,580
Foreign currency translations	259,728
Written options	80,738
Swap agreements	(75,153)
Net change in unrealized appreciation (depreciation)	1,099,893
Net realized and unrealized loss	(4,261,093)
Net decrease in net assets resulting from operations	$(687,700)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2016

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,573,393	$2,789,702
Net realized loss on investments, written options, swap
agreements and foreign currency transactions	(5,360,986)	(2,317,376)
Net change in unrealized appreciation (depreciation) on
investments, written options, swap agreements and
foreign currency translations	1,099,893	(84,229)
Net increase (decrease) in net assets resulting from operations	(687,700)	388,097
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,126,736)	(5,540,415)
Return of capital	(8,299,805)	(5,886,126)
Total distributions	(11,426,541)	(11,426,541)
Net decrease in net assets	(12,114,241)	(11,038,444)
NET ASSETS:
Beginning of year	136,782,795	147,821,239
End of year	$124,668,554	$136,782,795
Distributions in excess of net investment income at end of year	$(1,579,861)	$(1,055,099)

See notes to financial statements.

34 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	October 31, 2016
For the Year Ended October 31, 2016

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(687,700)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(834,580)
Net change in unrealized (appreciation) depreciation on written options	(80,738)
Net change in unrealized (appreciation) depreciation on swap agreements	75,153
Net change in unrealized (appreciation) depreciation on foreign currency translations	(259,728)
Net realized loss on investments	4,988,759
Net realized gain on written options	(106,746)
Purchase of long-term investments	(154,573,911)
Proceeds from sale of long-term investments	169,066,579
Net proceeds (purchases) of short term investments	(8,133,297)
Net change in premiums received on swap agreements	91,641
Net amortization/(accretion) of premium/discount	(267,493)
Premiums received on written options	328,737
Cost of closing written options	(301,241)
Decrease in due from broker	1,803
Increase in restricted cash	(480,378)
Decrease in dividends receivable	18,545
Increase in interest receivable	(188,432)
Increase in investments sold receivable	(357,649)
Increase in tax reclaims receivable	(10,025)
Decrease in other assets	2,183
Decrease in investments purchased payable	(1,198,646)
Decrease in interest due on borrowings	(48,185)
Decrease in investment management fees payable	(3,484)
Decrease in investment advisory fees payable	(3,348)
Decrease in administration fees payable	(185)
Decrease in other fees/other liabilities	(57,483)
Net Cash Provided by Operating and Investing Activities	6,980,151
Cash Flows From Financing Activities:
Distributions to common shareholders	(11,426,541)
Net Cash Used in Financing Activities	(11,426,541)
Net decrease in cash	(4,446,390)
Cash and cash equivalents at Beginning of Period (including foreign currency)	5,018,270
Cash at End of Period	$571,880
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$852,169

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	October 31, 2016

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31,	October 31,	October 31,		October 31,		October 31,
	2016	2015	2014		2013		2012

Per Share Data:
Net asset value, beginning of period	$10.06	$10.87	$11.50		$10.60		$10.63
Income from investment operations:
Net investment income(a)	0.26	0.21	0.21		0.23		0.41
Net gain (loss) on investments (realized and unrealized)	(0.32)	(0.18)	—	*	1.51		0.45
Total from investment operations	(0.06)	0.03	0.21		1.74		0.86
Less distributions from:
Net investment income	(0.23)	(0.41)	(0.84)		(0.84)		(0.86)
Return of capital	(0.61)	(0.43)	—	*	—		(0.03)
Total distributions to shareholders	(0.84)	(0.84)	(0.84)		(0.84)		(0.89)
Net asset value, end of period	$9.16	$10.06	$10.87		$11.50		$10.60
Market value, end of period	$8.16	$8.85	$9.51		$10.03		$9.46
Total Return(b)
Net asset value	-0.37%	0.13%	1.58%		17.10%		8.59%
Market value	1.95%	1.97%	2.90%		15.56%		6.78%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$124,669	$136,783	$147,821		$156,387		$144,222
Ratio to average net assets of:
Net investment income	2.85%	1.95%	1.86%		2.05%		3.85%
Total expenses(c)	2.62%	2.17%	2.10	%(d)	2.18	%(d)	2.32	%(d)
Portfolio turnover rate	93%	138%	344%		321%		141%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000	$50,000	$50,000		$50,000		$50,000
Asset Coverage per $1,000 of indebtedness(e)	$3,493	$3,736	$3,956		$4,128		$3,884

See notes to financial statements.

36 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	October 31, 2016

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratio for the years ended October 31, would be:

2016	2015	2014	2013	2012
1.98%	1.74%	1.71%	1.76%	1.82%

(d)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.05%, 0.03% and 0.07% for the years ended October 31, 2014, 2013 and 2012, respectively.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
*	Less than $0.01.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS	October 31, 2016

Note 1 – Organization:
Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of OTC swap agreements

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entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2016.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves).
Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value).
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or

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methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.
Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward foreign currency exchange contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

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(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.
(d) Due from Broker
Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand can be pledged with a broker for current or potential holdings, which may include options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
As of October 31, 2016, there was $480,378 of restricted cash as collateral posted for swap contracts.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

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Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations on the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

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Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically term loans are valued by independent pricing services using broker quotes.

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(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case

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with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.
(m) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to

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common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(n) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).
Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
Rydex Fund Services, LLC (“RFS”), provided fund administration services to the Fund. On October 4, 2016, RFS was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Investment Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the

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Fund. As compensation for these services MUIS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
In order to present paid-in capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gains or losses and paid-in capital. For the year ended October 31, 2016, the adjustments were to decrease paid-in capital by $5,557,498, decrease accumulated net realized loss by $6,528,917 and increase distributions in excess of net investment income by $971,419 due to the difference in the treatment for book and tax purposes of distributions to shareholders and of contingent payment debt instruments, real estate investment trusts, and foreign currency.
As of October 31, 2016, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, swap agreements, forward foreign currency exchange contracts and foreign currency translations are as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Depreciation	Depreciation
for Tax	Unrealized	Unrealized	on	on Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$173,244,675	$7,516,343	$(8,536,069)	$(1,019,726)	$(108,786)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.

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As of October 31, 2016, tax components of accumulated earnings/ losses (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$—	$(62,568,377)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.
At October 31, 2016, for federal income tax purposes, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

			Total
Expires in	Unlimited	Unlimited	Capital Loss
2017	Short-Term	Long-Term	Carryforward
$52,418,720	$7,426,886	$2,722,771	$62,568,377

Capital loss carryforward expired in current year was $5,387,707.
For the years ended October 31, 2016 and 2015, the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, of $3,126,736 and $5,540,415, was ordinary income and $8,299,805 and $5,886,126 was return of capital, respectively.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $154,573,911 and $169,066,579, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative

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instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options for the year ended October 31, 2016, were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	1,128	$144,486
Options written during the period	2,429	328,737
Options expired during the period	(971)	(127,260)
Options closed during the period	(2,043)	(280,727)
Options assigned during the period	(543)	(65,236)
Options outstanding, end of period	—	$—

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

50 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

As of October 31, 2016, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	10/31/2016	(Depreciation)
CAD	3,500,000
for USD	2,670,940	The Bank of New York Mellon	12/14/2016	$2,670,940	$2,612,313	$58,627
CAD	193,235
for USD	146,823	The Bank of New York Mellon	12/14/2016	146,823	144,225	2,598
CAD	795,000
for USD	606,685	The Bank of New York Mellon	12/14/2016	606,685	593,368	13,317
CHF	1,344,000
for USD	1,385,567	The Bank of New York Mellon	12/14/2016	1,385,567	1,362,548	23,019
EUR	594,000
for USD	668,665	The Bank of New York Mellon	12/14/2016	668,665	652,456	16,209
EUR	4,500
for USD	5,044	The Bank of New York Mellon	12/14/2016	5,044	4,943	101
EUR	13,523,000
for USD	15,222,841	The Bank of New York Mellon	12/14/2016	15,222,841	14,853,819	369,022
EUR	241,000
for USD	270,122	The Bank of New York Mellon	12/14/2016	270,122	264,717	5,405
EUR	450,000
for USD	505,755	The Bank of New York Mellon	12/14/2016	505,755	494,285	11,470
EUR	185,000
for USD	202,740	The Bank of New York Mellon	12/14/2016	202,740	203,206	(466)
EUR	3,180,000
for USD	3,579,726	The Bank of New York Mellon	12/14/2016	3,579,726	3,492,949	86,777
GBP	160,000
for USD	212,768	The Bank of New York Mellon	12/14/2016	212,768	195,548	17,220
GBP	1,028,750
for USD	1,368,032	The Bank of New York Mellon	12/14/2016	1,368,032	1,257,312	110,720
GBP	872,000
for USD	1,159,585	The Bank of New York Mellon	12/14/2016	1,159,585	1,065,736	93,849
JPY	613,610,000
for USD	6,047,206	The Bank of New York Mellon	12/14/2016	6,047,206	5,849,739	197,467
JPY	28,000,000
for USD	266,104	The Bank of New York Mellon	12/14/2016	266,104	266,933	(829)
JPY	51,575,000
for USD	508,278	The Bank of New York Mellon	12/14/2016	508,278	491,681	16,597
TWD	17,600,000
for USD	556,082	The Bank of New York Mellon	12/14/2016	556,082	558,242	(2,160)
						$1,018,943

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Buy		Counterparty	Date	Value	10/31/2016	(Depreciation)
EUR	5,000
for USD	5,635	The Bank of New York Mellon	12/14/2016	$5,635	$5,492	$(143)
EUR	4,500
for USD	5,075	The Bank of New York Mellon	12/14/2016	5,075	4,943	(132)
EUR	292,000
for USD	330,039	The Bank of New York Mellon	12/14/2016	330,039	320,736	(9,303)
EUR	160,000
for USD	179,430	The Bank of New York Mellon	12/14/2016	179,430	175,745	(3,685)
EUR	135,000
for USD	151,659	The Bank of New York Mellon	12/14/2016	151,659	148,286	(3,373)
EUR	500,000
for USD	552,300	The Bank of New York Mellon	12/14/2016	552,300	549,206	(3,094)
EUR	325,000
for USD	358,166	The Bank of New York Mellon	12/14/2016	358,166	356,983	(1,183)
EUR	268,000
for USD	295,451	The Bank of New York Mellon	12/14/2016	295,451	294,374	(1,077)
EUR	243,000
for USD	264,785	The Bank of New York Mellon	12/14/2016	264,785	266,914	2,129
EUR	820,000
for USD	898,630	The Bank of New York Mellon	12/14/2016	898,630	900,698	2,068
GPB	12,458
for USD	16,255	The Bank of New York Mellon	12/14/2016	16,255	15,226	(1,029)
JPY	43,000,000
for USD	427,159	The Bank of New York Mellon	12/14/2016	427,159	409,932	(17,227)
JPY	52,000,000
for USD	500,578	The Bank of New York Mellon	12/14/2016	500,578	495,733	(4,845)
JPY	16,000,000
for USD	154,209	The Bank of New York Mellon	12/14/2016	154,209	152,533	(1,676)
JPY	15,400,000
for USD	147,965	The Bank of New York Mellon	12/14/2016	147,965	146,813	(1,152)
JPY	23,475,000
for USD	222,744	The Bank of New York Mellon	12/14/2016	222,744	223,390	646
						$(43,076)
Total unrealized appreciation on forward foreign currency exchange contracts						$975,867

52 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
Details of the centrally cleared credit default swap outstanding as of October 31, 2016 is as follows:

								Upfront
				Protection		Notional		Premiums	Unrealized
			Buy/Sell	Premium	Maturity	Principal	Market	Paid	Appreciation
Reference Entity	Broker	Exchange	Protection	Rate	Date	($000)	Value	(Received)	(Depreciation)
CDX NA HY	JPMorgan	Intercontinental	Buy	5.00%	06/20/2021	$5,385	$(263,448)	$(159,324)	$(104,124)
Series 26	Chase	Exchange
	Bank, NA

(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2016.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$1,027	exchange contracts	$ 51
Credit risk	Variation margin receivable		Variation margin payable
	on centrally cleared credit		on centrally cleared credit
	default swap	—	default swap	263
Total		$1,027		$314

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Effect of Derivative Instruments on the Statement of Operations: (amounts in thousands)

Amount of Realized Gain (Loss) on Derivatives

Derivatives not			Foreign
accounted for as	Written	Swap	Currency
hedging instruments	Options	Agreements	Transactions	Total
Equity risk	$ 107	$ —	$ —	$ 107
Credit risk	—	(81)	—	(81)
Foreign exchange risk	—	—	98	98
Total	$ 107	$ (81)	$ 98	$ 124

Change in Unrealized Appreciation (Depreciation) on Derivatives

Derivatives not			Foreign
accounted for as	Written	Swap	Currency
hedging instruments	Options	Agreements	Translations	Total
Equity risk	$ 81	$ —	$ —	$ 81
Credit risk	—	(75)	—	(75)
Foreign exchange risk	—	—	254	254
Total	$ 81	$ (75)	$ 254	$ 260

Derivative Volume

Options Contracts:
Quarterly Average Number of Outstanding Contracts Written				49
Quarterly Average Number of Outstanding Contracts Purchased				—*

* The average number of contracts outstanding purchased for the month of May was 215.

54 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$4,674,035
Quarterly Average Outstanding Settlement Value Sold	$39,876,652
Swap Contracts:
Quarterly Average Notional Balance	$2,375,000

The Fund’s derivatives contracts held at October 31, 2016 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts	Statement	the Statement	Derivatives
	Investment	of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	Offset	Instruments	Received	Amount
Bank of New	Forward	$1,027,241	$–	$1,027,241	$(51,374)	$–	$–	$975,867
York Mellon	Foreign Currency
Exchange Contract
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	Offset	Instruments	Pledged	Amount
Bank of New	Forward	$51,374	$–	$51,374	$(51,374)	$–	$–	$–
York Mellon	Foreign Currency
Exchange Contract

Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2016, or the year ended October 31, 2015.
Note 9 – Borrowings:
On December 30, 2009, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) in which the Fund pays a monthly financing charge based on the 3-month LIBOR plus 0.95%. The commitment amount of the credit agreement is $50,000,000. The Fund also pays a fee of 0.85% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 179 days’ notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days’ notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance

56 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of October 31, 2016, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended October 31, 2016 was $50,000,000 with a related average interest rate of 1.61%. The maximum amount outstanding during the period was $50,000,000.
As of October 31, 2016, the total amount of securities segregated in connection with borrowings was $82,784,541.
As of October 31, 2016, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $42,673,533. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at October 31, 2016. During the year ended October 31, 2016, the Fund earned $16,054 in fees from rehypothecated securities.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.
The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Commitment and Contingencies:
In July 2016, the Fund’s Board of Trustees approved an in-kind tender offer (the “Tender Offer”) for up to 32.5% of the Fund’s outstanding common shares of beneficial interest (the “Shares”) at a price per share equal to 98% of the Fund’s NAV per share as of the business day immediately following the expiration date of the Tender Offer. The Fund will repurchase Shares tendered and accepted in the

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

Tender Offer in exchange for a pro rata portion of the Fund’s portfolio securities, subject to certain adjustments.
The Tender Offer is subject to the Fund’s receipt of an exemptive order from the Securities and Exchange Commission (the “SEC”) to permit affiliated persons of the Fund to participate in the Tender Offer. There can be no assurance that the exemptive order will be received, or if received, will be received in a timely manner.
The commencement of the potential Tender Offer is pursuant to an Agreement between the Fund and Western Investment LLC and certain associated parties (“Western”), and a separate Standstill Agreement between Advent Capital Management, LLC, as investment manager of the Fund, and Bulldog Investors, LLC and certain associated parties (“Bulldog”). Pursuant to the Agreement between the Fund and Western, Western has agreed to tender all Shares of the Fund owned by it in the Tender Offer and to be bound by certain “standstill” covenants through July 22, 2021 with respect to the Fund and Advent Claymore Convertible Securities and Income Fund (NYSE: AVK) and Advent Claymore Convertible Securities and Income Fund II (NYSE: AGC) (the “Other Advent Closed-End Funds”). In addition, Western agreed, among other things, to withdraw its shareholder proposal and trustee nominations for the 2016 annual meeting of shareholders of the Fund and the Other Advent Closed-End Funds. The Fund has been advised that Western will file a copy of the Standstill Agreement with the Securities and Exchange Commission as an exhibit to its Schedule 13D. Pursuant to the Standstill Agreement between the Fund and Bulldog, Bulldog has agreed to tender all Shares of the Fund owned by it in the Tender Offer and to be bound by certain “standstill” covenants through July 22, 2021 with respect to the Fund and the Other Advent Closed-End Funds.
Note 11 – Subsequent Event:
On November 1, 2016, the Fund declared a quarterly distribution of $0.2100 per common share. The distribution is payable on November 30, 2016 to shareholders of record on November 15, 2016.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the event disclosed above.

58 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2016

To the Board of Trustees and Shareholders of Advent/Claymore Enhanced Growth & Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
 December 29, 2016

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2016

Federal Income Tax Information
Qualified dividend income of as much as $1,092,480 was received by the Fund through October 31, 2016. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders $850,427 of investment income (dividend income plus short-term gains, if any), qualified for the dividends-received deduction.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2016, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2) .

% Qualifying Interest
33.53%

In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 28, 2016. Shareholders voted on the election of Trustees.
With regards to the election of the following Class III Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	9,755,913	2,667,555	786,269
Derek Medina	9,745,987	2,679,281	784,469
Gerald L. Seizert	9,753,168	2,672,194	784,375

The other Trustees of the Fund whose terms did not expire in 2016 are Daniel L. Black, Tracy V. Maitland, Ronald A. Nyberg, and Michael A. Smart.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

60 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Number of
Name, Address,	Term of		Funds in
Year of Birth and	Office* and		Fund Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee

Independent Trustees:

Randall C. Barnes++	Since 2005	Current: Private Investor (2001-present).	101	Current: Trustee, Purpose Investments
Year of birth: 1951				Funds (2014-present).
Trustee		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President,
Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and
New Business Development of PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Harlem Lacrosse & Leadership,
Year of birth: 1960				Inc. (2014-present); Bendon Publishing
Trustee		Former: Managing Director and Co-head of the Merchant Banking Group at BNY		International (2012-present); Antenna
		Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate		International, Inc. (2010-present);
		Banking at BNY Mellon (1995-1998).		Bonded Services, Ltd. (2011- present).

Former: Penn Foster Education Group,
Inc. (2007-2009).
Derek Medina+	Since 2004	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute.
Year of birth: 1966				(2005-present); Oliver Scholars
Trustee		Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008);		(2011-present).
Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary
Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at
J.P. Morgan/Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	103	Current: Edward-Elmhurst Healthcare
Year of birth: 1953				System (2012-present).
Trustee and Chairman of		Former: Partner, Nyberg & Cassioppi, LLC (200-2016); Executive Vice President, General
the Nominating and		Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Governance Committee

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 61

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Number of
Name, Address,	Term of		Funds in
Year of Birth and	Office* and		Fund Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee

Independent Trustees continued:

Gerald L. Seizert, CFA, CIC+ Since 2004		Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the	3	Current: Beaumont Hospital
Year of birth: 1952		equity disciplines of the firm.		(2012-present); University of Toledo
Trustee				Foundation (2013-present).
Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment
Officer-Equities of Munder Capital Management, LLC (1995-1999). Vice President and
Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former
Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2004	Current: Managing Partner, Herndon Equity Partners (2014-present), Managing	3	Current: President & Chairman, Board of
Year of birth: 1960		Partner, Cordova, Smart & Williams, LLC (2003-present).		Directors, Berkshire Blanket Holdings,
Trustee				Inc. (2006- present); President and
		Former: Managing Director in Investment Banking-the Private Equity Group		Chairman, Board of Directors, Sqwincher
		(1995-2001) and a Vice President in Investment Banking-Corporate Finance		Holdings (2006-present); Board of
		(1992-1995) at Merrill Lynch & Co.; Founding Partner of The Carpediem Group,		Directors, Sprint Industrial
		a private placement firm (1991-1992); Associate at Dillon, Read and Co.		Holdings (2007-present); Vice Chairman,
		(investment bank) (1988-1990).		Board of Directors, National Association
of Investment Companies (“NAIC”)
(2010-present). Trustee, The Mead
School (2014-Present).

62 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Number of
Name, Address,	Term of		Funds in
Year of Birth and	Office* and		Fund Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee

Interested Trustees:

Tracy V. Maitland+ø	Since 2004	Current: President of Advent Capital Management, LLC (2001-present).	3	None.
Year of birth: 1960
Trustee, Chairman,		Former: Prior to June 2001, President of Advent Capital Management, a division of
President and Chief		Utendahl Capital.
Executive Officer

+    Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++  Address for all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*     After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
– Mr. Michael A. Smart and Mr. Daniel L. Black are the Class I Trustees. The term of the Class I Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.
– Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are Class II Trustees. The term of the Class II Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.
– Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees. The term of the Class III Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.
**    As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
ø    Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 63

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Officers
The Officers of the Advent Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:
Term of Office
Name, Address* and	Position(s) held	and Length of	Principal Occupations
Year of Birth	with the Trust	Time Served**	During Past Five Years

Officers:

Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief Compliance
	Officer		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General
Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst,
Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments
(1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*    Address for all: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**   Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

64 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2016

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open- Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 65

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

66 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2016

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Funds and the services and personnel of Advent and Guggenheim and their affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and other matters at the meeting at which the renewal of the Investment Management Agreements and the Investment Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in their deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.
Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to AVK, AGC and LCM by Advent under the Investment Management Agreements, and to AGC and LCM by Guggenheim under the Investment Advisory Agreements. The Independent Trustees reviewed and considered the responses of Advent and Guggenheim to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background, experience and expertise of the management and other personnel of Advent and Guggenheim. The compliance history of Advent and Guggenheim was discussed, along with the financial condition of Advent and the ability of Guggenheim and its affiliates to provide services to the Funds.
The Independent Trustees evaluated the capabilities of Advent and Guggenheim, including information regarding their resources and their ability to attract and retain highly qualified investment professionals. The Independent Trustees also considered the commitment of Advent and Guggenheim to the Funds. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Funds, including the involvement of Mr. Maitland, and other personnel at both Advent and Guggenheim.
The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of the performance of Advent. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Funds’ chief compliance officer.
Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to AVK, AGC and LCM by Advent and the investment advisory services provided to AGC and LCM by GFIA.
Fund Performance and Expenses
The Independent Trustees considered the performance results for AVK, AGC and LCM on a market price and net asset value basis over various time periods. They also considered the result of each

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 67

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2016

Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Funds in terms of investment strategy (each group, a “Peer Group” and collectively, the "Peer Groups"). They recognized that the number of other funds in the Peer Group was small and that, for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmark indexes may not be useful comparisons due to the fact that the securities in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by the Funds.
AVK outperformed its peer average (based on net asset value) for the one -year period ended October 31, 2015. AVK trailed its benchmark index during this period.
AGC had mixed results, underperforming or outperforming against different peers and benchmarks for the one-year period ending October 31, 2015 based on net asset value.
LCM had mixed results, underperforming or outperforming against different peers and benchmarks for the one-year period ending October 31, 2015 based on net asset value.
The Board noted that it had discussed with Fund management the past performance of the Funds at previous meetings and the steps management would take to improve performance. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to seek to improve performance, which includes enhancement to risk management implementation, changes to investment guidelines and management strategies, and will continue to monitor performance on an on-going basis. The Board discussed the repositioning of the portfolios and the adoption of a sleeve investment approach. The Board considered the improvement of the performance of the Funds in the time period after the completion of the transition to the three-sleeve model. The Independent Trustees noted management’s representation that performance was improving and management’s expectation that this trend in performance could continue.
The Board also reviewed information about the discount at which each Fund’s shares have traded as compared with its peers.
The Independent Trustees received and considered information regarding AVK’s, AGC's and LCM’s total expense ratios relative to their peers. AVK has a higher expense ratio than four of its peers. AGC has a higher expense ratio than its two peers. LCM has a higher expense ratio than two peer funds and a lower expense ratio than its other peer fund. The Independent Trustees acknowledged that the expense ratios of LCM, AGC and AVK were often higher than expense ratios of certain Peer Group funds because of LCM, AGC and AVK’s use of leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small sizes of the Funds and the overall complex in relation to peers. The potential benefits of the use of leverage were also considered. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ definitions of expenses may differ from those used for the Funds.
Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreements of AVK, AGC and LCM and the Investment Advisory Agreements of AGC and LCM.

68 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2016

Investment Management and Advisory Fee Rates
The Independent Trustees reviewed and considered the contractual investment management fee rates for AVK, AGC and LCM and the investment advisory fee rates for AGC and LCM (collectively, the “Management Agreement Rates”) payable by AVK, AGC and LCM to Advent and by AGC and LCM to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates with those of the other funds in the relevant Peer Group. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Guggenheim to their other clients. In particular, Advent confirmed that the Funds differ from certain other accounts advised by Advent in that they are more complex to manage, require greater resources from Advent and differ in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Funds in relation to those typically provided to private funds and separate accounts. In addition, Guggenheim noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.
Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.
Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent and Guggenheim based on the Management Agreement Rates. The Independent Trustees also discussed with Fund management the methodology used to determine profitability. The Independent Trustees concluded that, in light of the costs of providing investment advisory services to AGC and LCM and investment management and other services to AVK, AGC and LCM, the profits and other ancillary benefits that Advent and Guggenheim received with regard to providing these services to AVK, AGC and LCM were not unreasonable.
Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of AVK, AGC and LCM, whether AVK, AGC and LCM have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.
Conclusion. After consideration of the factors discussed above, the Board, including the Independent Directors, unanimously voted to approve each Investment Management Agreement and each Investment Advisory Agreement for an additional one-year term.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 69

FUND INFORMATION	October 31, 2016

Board of Trustees
Randall C. Barnes
Daniel L. Black
Tracy V. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

 Michael A. Smart

*    Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers
Edward C. Delk
Secretary and Chief Compliance Officer
Tony Huang
Vice President and Assistant Secretary
Tracy V. Maitland
President and Chief Executive Officer
Robert White
Treasurer and Chief Financial Officer
Investment Manager
Advent Capital Management, LLC
New York, NY
Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL
Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY
Administrator
MUFG Investor Services (US), LLC
Rockville, MD
Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ
Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

70 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2016

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?
•  If your shares are held in a Brokerage Account, contact your Broker.
•  If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
   Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.
This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or guggenheiminvestments.com/lcm or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheiminvestments.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 71

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(12/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-LCM-AR-1016

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)    Not applicable.
(f)         (1)  The registrant's Code of Ethics is attached hereto as an exhibit.
(2)  Not applicable.
(3)  Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR:  Randall C. Barnes, Daniel L. Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this

Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $93,300 and $88,000 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $16,500 and $15,700 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:
(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax  Fees of the registrant.  All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.
AUDIT COMMITTEE PRE-APPROVAL POLICY
OF
ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND

Statement of Principles
The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Enhanced Growth & Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.
This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.
Delegation
In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels
Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit Services
The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit-Related Services
Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Tax Services
The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
All Other Services
All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Procedures
Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $16,500 and $16,700 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Randall C. Barnes, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
(b)  Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a) (1) The portfolio managers of the Fund (the “Portfolio Managers”) are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. The following provides information regarding the Portfolio Managers as of October 31, 2016:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2016:
Tracy Maitland
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	4	$1,274,442,004.70	0	$0.00
Other pooled investment vehicles	2	$239,664,711.32	2	$239,664,711.32
Other accounts	325	$4,452,909,060.86	1	$237,235,777.31

Paul Latronica
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,177,014,191.42	0	$0.00
Other pooled investment vehicles	2	$744,500,354.33	0	$0.00
Other accounts	290	$3,1130,857,068.72	2	$541,775,958.58

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.
(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.
(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2016:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$100,001 - $500,000
Paul Latronica	$10,001- $50,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a) (2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Advent/Claymore Enhanced Growth & Income Fund
By:        /s/ Tracy V. Maitland
Name: Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:     January 6, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Tracy V. Maitland
Name: Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:     January 6, 2017
By:        /s/ Robert White
Name: Robert White
Title:    Treasurer and Chief Financial Officer
Date:     January 6, 2017